EXHIBIT 10.3


                   SCHEDULE to the ISDA Master Agreement

                         Dated as of March 13, 2002

                                  between
               MORGAN STANLEY CAPITAL SERVICES INC. ("MSCS")
                                    and
                 MMCA AUTO OWNER TRUST 2002-1 (the "Trust")


Part 1   Termination Provisions.

(a)      "Specified Entity" means:

         (i)      in relation to MSCS: Not Applicable.

         (ii)     in relation to the Trust: Not Applicable.

(b)      "Specified Transaction" shall have the meaning specified in
         Section 14 of this Agreement.

(c) The "Breach of Agreement" provisions of Section 5(a)(ii) will not apply to MSCS or to the Trust.

(d) The "Credit Support Default" provisions of Section 5(a)(iii), if applicable, will apply to MSCS and will not apply to the Trust.

(e) The "Misrepresentation" provisions of Section 5(a)(iv) will not apply to MSCS or to the Trust.

(f) The "Default under Specified Transaction" provisions of Section 5(a)(v) will not apply to MSCS or to the Trust.

(g) The "Cross Default" provisions of Section 5(a)(vi) will not apply to MSCS or to the Trust.

(h) The "Merger Without Assumption" provisions of Section 5(a)(viii) will apply to MSCS and will apply to the Trust.

(i) The "Tax Event" provision of Section 5(b)(ii) will apply to MSCS and will not apply to the Trust, so that only the Trust may designate an Early Termination Date in respect of such event.

(j) The "Tax Event Upon Merger" provision of Section 5(b)(iii) will apply to MSCS and will not apply to the Trust, so that only the Trust may designate an Early Termination Date in respect of such event.

(k) The "Credit Event Upon Merger" provision in Section 5(b)(iv), will not apply to MSCS or to the Trust.

(l) The "Automatic Early Termination" provision of Section 6(a) will not apply to MSCS or to the Trust.

(m) Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

         (i) Market Quotation will apply unless the Trust is the Non-defaulting Party or the party which is not the Affected Party, as the case may be, and the Trust enters into a replacement Transaction on or prior to the Early Termination Date, in which event Loss will apply.

         (ii) The Second Method will apply, provided, however, that any payments payable by the Trust to MSCS hereunder will be pari passu and pro rata with payments of interest made on the Class A-4 Notes from Total Available Funds pursuant to Section 2.8 of the Indenture.

(n)      "Termination Currency" means United States Dollars.

(o) "Additional Termination Event". The following shall constitute an Additional Termination Event:

         (i) Acceleration or Liquidation of the Notes. It shall be an Additional Termination Event with the Trust the sole Affected Party if MSCS or the Trust elects to terminate the Transactions (1) following an Event of Default as defined in Section 5.1(i) or Section 5.1(ii) of the Indenture which has resulted in an acceleration of the Notes, provided such acceleration has not been rescinded and annulled pursuant to Section 5.2(b) of the Indenture, or (2) upon a liquidation of the Trust Estate pursuant to
                  Section 5.4(a)(iv) or Section 5.4(b) of the Indenture. In such event, either MSCS or the Trust may, by not more than 20 days notice to the other party and provided such Additional Termination Event is continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions. If an event or circumstance which would constitute an Event of Default by MSCS under this Agreement gives rise to an Event of Default under the Indenture, it will be treated as an Event of Default by MSCS and not an Additional Termination Event.

         (ii) Amendments Made Without Consent of MSCS. It shall be an Additional Termination Event if any amendment or supplement to the Indenture or to any of the Receivables Transfer and Servicing Agreements which would adversely affect any of MSCS' rights or obligations under this Agreement or modify the obligations of, or impair the ability of the Trust to fully perform any of the Trust's obligations under, this Agreement is made without the consent of MSCS, which consent shall not be unreasonably withheld (in which case the Trust will be the Affected Party).

         (iii) Downgrade of Morgan Stanley Dean Witter & Co ("MSDW"). It shall be an Additional Termination Event with MSCS the Affected Party if:

                  (1) the long-term or the short-term Credit Rating of MSDW is suspended or withdrawn or downgraded below "A" or "F1", respectively, by Fitch Ratings and, within 30 days of such suspension, withdrawal or downgrade MSCS shall fail to (a) deliver or post collateral reasonably acceptable to the Trust and acceptable to Fitch Ratings in amounts sufficient or in accordance with the standards of Fitch Ratings (as such standards may be modified while any Transaction is still outstanding), to secure its obligations under this Agreement, (b) assign its rights and obligations under this Agreement to a replacement counterparty reasonably acceptable to the Trust and to Fitch Ratings or (c) establish other arrangements necessary (including, without limitation, causing an entity with ratings such that if MSCS or its Credit Support Provider had such ratings, this Additional Termination Event would not have occurred, to guarantee or provide an indemnity in respect of MSCS' or its Credit Support Provider's obligations under this Agreement in form and substance reasonably satisfactory to Fitch Ratings), if any, in each case so that Fitch Ratings confirms the ratings of the Notes that were in effect immediately prior to such suspension, withdrawal or downgrade;

                  (2) the long-term and the short-term Credit Rating of MSDW is downgraded below "A-" or "A-1," respectively, by S&P, and MSDW shall fail to (a) use reasonable efforts to assign its rights and obligations under this Agreement to a replacement counterparty acceptable to the Trust and to S&P and (b) if such an assignment has not occurred within 20 days of such downgrade, fail to deliver or post collateral reasonably acceptable to the Trust and acceptable to S&P (as designated in an approved Credit Support Annex) to secure its obligations under this Agreement; provided, that notwithstanding the posting of the collateral and the addition of the Credit Support Annex, MSDW shall continue to use reasonable efforts to assign its rights and obligations under this Agreement to a replacement counterparty; or

                  (3) the long-term Credit Rating of MSDW is suspended or withdrawn or downgraded below "A2" by Moody's and, within 30 days of such suspension, withdrawal or downgrade MSCS shall fail to (a) deliver or post collateral reasonably acceptable to the Trust and acceptable to Moody's in amounts sufficient or in accordance with the standards of Moody's (as such standards may be modified while any Transaction is still outstanding), to secure its obligations under this Agreement, (b) assign its rights and obligations under this Agreement to a replacement counterparty reasonably acceptable to the Trust and to Moody's or (c) establish other arrangements necessary (including, without limitation, causing an entity with ratings such that if MSCS or its Credit Support Provider had such ratings, this Additional Termination Event would not have occurred, to guarantee or provide an indemnity in respect of MSCS' or its Credit Support Provider's obligations under this Agreement in form and substance reasonably satisfactory to Moody's), if any, in each case so that Moody's confirms the ratings of the Notes that were in effect immediately prior to such suspension, withdrawal or downgrade.

         (iv) Failure to Maintain Security Interest. It shall be an Additional Termination Event with the Trust the Affected Party if the Trust fails to maintain the first priority perfected security interest of MSCS in the Collateral under the Indenture.

Part 2   Tax Representations.

(a) Payer Tax Representations. For the purposes of Section 3(e) of this Agreement, MSCS and the Trust will each make the following representations to the other:

         It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, each party may rely on:

         (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

         (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement, and

         (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement,

         provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)      Payee Tax Representations.

         (i) For the purpose of Section 3(f) of this Agreement, MSCS represents to the Trust that it is a corporation organized under the laws of the State of Delaware.

         (ii) For the purpose of Section 3(f) of this Agreement, the Trust represents to MSCS that it is a business trust organized and existing under the laws of the State of Delaware.

         (iii) MSCS represents that it is an exempt recipient under Treasury Regulation Section 1.6049-4(c)(1)(ii), and the Trust represents that it is wholly-owned by a "United States person" and disregarded as an entity separate from its owner for U.S. federal tax purposes.


Part 3   Documents to be delivered.

(a)      For the purpose of Section 4(a)(i), the documents to be delivered are:


       Party required to         Form/Document/                  Date by which to be delivered   Section 3(d)
       deliver document          Certificate                                                     Representation

       MSCS and the Trust        An executed United States       (i) Upon execution of this      Applicable
                                 Internal Revenue Service Form   Agreement, (ii) promptly
                                 W-9 (or any successor           upon reasonable demand by
                                 thereto).                       the other party and (iii)
                                                                 promptly upon learning
                                                                 that any such form
                                                                 previously provided by
                                                                 such party has become
                                                                 obsolete or incorrect.


(b) For the purposes of Section 4(a)(ii), the other documents to be delivered are as follows:


       Party required to          Form/Document/              Date by which to be delivered    Section 3(d)
       deliver document           Certificate                                                  representation:

       MSCS and the Trust         Evidence of the             Upon or prior to the execution   Applicable
                                  authority, incumbency and   and delivery of this Agreement
                                  specimen signature of       and, with respect to any
                                  each person executing       Confirmation upon request by
                                  this Agreement or any       the other party.
                                  Confirmation, Credit
                                  Support Document or other
                                  document entered into in
                                  connection with this
                                  Agreement on its behalf
                                  or on behalf of a Credit
                                  Support Provider or
                                  otherwise, as the case
                                  may be.

       The Trust                  Certified copies of         As soon as practicable after     Applicable
                                  documents evidencing each   the execution of this
                                  Party's capacity to         Agreement
                                  execute and deliver this
                                  Agreement, each
                                  Confirmation and any
                                  Credit Support Document
                                  (if applicable), and to
                                  perform its obligations
                                  hereunder or thereunder
                                  as may be reasonably
                                  requested by the other
                                  party.

       MSCS                       A copy of the annual        Promptly after request by        Applicable
                                  report of its Credit        the Trust.
                                  Support Provider,
                                  including annual audited
                                  financial statements of
                                  its Credit Support
                                  Provider prepared in
                                  accordance with generally
                                  accepted accounting
                                  principles in the country
                                  in which its Credit
                                  Support Provider is
                                  organized.

       The Trust                  Monthly reports to          On or prior to each Monthly      Applicable
                                  noteholders and to          Payment Date.
                                  holders of the
                                  certificate (and all
                                  other such notices
                                  required to be given to
                                  noteholders and to
                                  holders of the
                                  certificate, as specified
                                  in the Indenture).

       MSCS and the Trust         A legal opinion in form     On or prior to the Closing       Not Applicable
                                  and substance               Date.
                                  satisfactory to the
                                  other party.

       The Trust                  A copy of the executed      As soon as practical after the   Not Applicable
                                  Indenture and of each of    Closing Date.
                                  the Receivables Transfer
                                  and Servicing Agreements.

       MSCS and the Trust         Such other documents as     Promptly upon request of the     Not Applicable
                                  the other party may         other party.
                                  reasonably request.


Part 4   Miscellaneous.

(a) Address for Notices. For the purpose of Section 12(a) of this Agreement, the addresses for notices and communications to MSCS and the Trust shall be as follows:

         TO MSCS:

                  Morgan Stanley Capital Services Inc.
                  1585 Broadway, 3rd Floor
                  New York, New York 10036
                  Attention:  William C. Thum, Fixed Income Derivatives -
                              Transaction Management Manager
                  Tel:  (212) 761-2533
                  Fax:  (212) 761-0162

                  Morgan Stanley Dean Witter & Co.
                  1221 Avenue of the Americas, 27th Floor
                  Legal Department
                  New York, New York 10020
                  Attention:  James Hill (Fixed Income Derivatives)
                  Tel:  (212) 762-6829
                  Fax:  (212) 762-8896

                  Morgan Stanley Capital Services Inc.
                  1585 Broadway, 2nd Floor
                  New York, New York 10036
                  Attention:  Fixed Income Derivatives - Corporate Derivatives
                              Group Manager
                  Tel:  (212) 761-2522
                  Fax:  (212) 761-0268

         TO THE TRUST:

                  MMCA Auto Owner Trust 2002-1
                  c/o Wilmington Trust Company,
                       as Owner Trustee
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, Delaware 19890-0001
                  Attention: Corporate Trust Administration
                  Tel:  (302) 651-1834
                  Fax:  (302) 651-1576

(b)      Process Agent. For the purposes of Section 13(c) of this
         Agreement:

         MSCS appoints as its Process Agent:Not Applicable

         The Trust appoints as its Process Agent: Not Applicable

(c) Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)      Multibranch Party. For purposes of Section 10(c) of this
         Agreement:

         (i)      MSCS is not a Multibranch Party.

         (ii)     The Trust is not a Multibranch Party.

(e)      The Calculation Agent shall be MSCS.

(f)      Credit Support Documents.

         "Credit Support Document" means a credit support annex, if any, and any other document which by its terms secures, guarantees or otherwise supports either or both parties' obligations under this Agreement, including, but not limited to, the guarantee of MSDW.

(g)      Credit Support Provider.

         Credit Support Provider means, in relation to MSCS, MSDW. Credit Support Provider means, in relation to the Trust, Not Applicable.

(h) Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York (without reference to its choice of law doctrine) except that the capacity, power or authority of the Trust to enter into this Agreement and any issue relating to the interpretation of the Trust's Trust Agreement will be governed and construed in accordance with the laws of the State of Delaware.

(i) "Affiliate" will have the meaning specified in Section 14 of this Agreement, but as to the Trust, "Affiliate" will not include the Owner Trustee, the Indenture Trustee or Mitsubishi Motors Credit of America, Inc. and as to MSCS, "Affiliate" shall not include Morgan Stanley Derivative Products Inc.


Part 5   Other Provisions.

(a)      Representations.

         (i) Non-Reliance, Etc. Each party will be deemed to represent to the other party on the date that it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

                  (1) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered to be investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

                  (2) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts the terms and conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

                  (3) Status of Parties. The other party is not acting as a fiduciary for or adviser to it in respect of that Transaction.

         (ii) Commodity Exchange Act. Each party represents to the other party on and as of the date hereof and on each date on which a Transaction is entered into between them that:

                  (1) each Transaction is intended to be exempt from, or otherwise not subject to regulation under, the Commodity Exchange Act; and

                  (2) such party is an "eligible contract participant" within the meaning of the United States Commodity Exchange Act.

(b)      Consent to Recording.

         Each party consents to the recording of the telephone conversations of trading and marketing and/or other personnel of the parties and their Affiliates in connection with this Agreement.

(c) Section 3(a)(iii) is hereby amended by inserting the words "or investment policies, guidelines, procedures or restrictions" immediately following the word "documents."

(d)      Tax Provisions.

         (i) The definition of Tax Event, Section 5(b)(ii), is hereby modified by adding the following provision at the end thereof:

                  "provided, however, that for purposes of clarification, the parties acknowledge that the introduction or proposal of legislation shall not, in and of itself, give rise to a presumption that a Tax Event has occurred."

         (ii) The Trust will not be required to pay additional amounts in respect of an Indemnifiable Tax or be under any obligation to pay to MSCS any amount in respect of any liability of MSCS for or on account of any Tax.

(e)      No Set Off.

                  Notwithstanding any setoff right contained in any other agreement between the Trust or any Affiliate or Credit Support Provider of the Trust, on the one hand, and MSCS or any Affiliate or Credit Support Provider of the Trust, on the other, whether now in existence or hereafter entered into unless such agreement shall specifically refer to this paragraph (e), each party agrees that all payments required to be made by it under this Agreement shall be made without setoff or counterclaim for, and that it shall not withhold payment or delivery under this Agreement in respect of, any default by the other party or any Affiliate or Credit Support Provider of the other party under any such other agreement or any amount relating to any such other agreement. For purposes of this paragraph (e), "Affiliate" shall have the meaning specified in
         Section 14 of this Agreement.

(f)      Additional Acknowledgments and Agreements of the Parties.

         (i) Financial Statements. Notwithstanding Section 5(a)(ii), the failure of either party to deliver any financial statement or monthly report referenced in Part 3 of this Schedule shall not constitute an Event of Default under
                  Section 5(a)(ii).

         (ii) Bankruptcy Code. Without limiting the applicability, if any, of any other provision of the U.S. Bankruptcy Code as amended (the "Bankruptcy Code") (including without limitation Sections 362, 546, 556, and 560 thereof and the applicable definitions in Section 101 thereof), the parties acknowledge and agree that all Transactions entered into hereunder will constitute "forward contracts" or "swap agreements" as defined in Section 101 of the Bankruptcy Code or "commodity contracts" as defined in Section 761 of the Bankruptcy Code, that the rights of the parties under Section 6 of this Agreement will constitute contractual rights to liquidate Transactions, that any margin or collateral provided under any margin, collateral, security, pledge, or similar agreement related hereto will constitute a "margin payment" as defined in Section 101 of the Bankruptcy Code, and that the parties are entities entitled to the rights under, and protections afforded by, Sections 362, 546, 556, and 560 of the Bankruptcy Code.

         (iii) Regarding MSCS. MSCS represents that the description of MSCS as set forth on page [ ] of the Prospectus dated March [ ], 2002 has been furnished and approved by MSCS and is true and correct as of the date hereof.

         (iv) Non-Petition. MSCS covenants and agrees that it will not, prior to the date which is one year and one day following the payment in full of all of the Notes and the Certificate and the expiration of all applicable preference periods under the United States Bankruptcy Code or other applicable law relating to any such payment, acquiesce, petition or otherwise invoke the process of any governmental or judicial authority for the purpose of commencing a case (whether voluntary or involuntary), cause any other person to commence a case or join any other person in commencing a case against the Trust under any bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or any substantial part of its property or ordering the winding up or liquidation of the affairs of the Trust. MSCS agrees that it has recourse against the Trust only to the extent of the assets of the Trust and the proceeds thereof, and any claims against the Trust shall be extinguished when the assets of the Trust are exhausted.

         (v) Transfer. Notwithstanding the provisions of Section 7, MSCS may assign its rights and delegate its obligations under any Transaction, in whole or in part, to any Affiliate of MSCS (an "Assignee"), effective (the "Effective Transfer Date") upon delivery to Counterparty of both (a) an executed acceptance and assumption by the Assignee of the transferred obligations of MSCS under the Transaction(s) (the "Transferred Obligations"); and (b) an executed guarantee of MSCS, of the Transferred Obligations, substantially identical to the Credit Support Document with respect to MSCS; provided that (x) no such transfer to an Assignee shall occur if (i) Counterparty shall, as a result of such transfer, be required to pay to MSCS or the Assignee an amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) greater than the amount in respect of which Counterparty would have been required to pay to MSCS in the absence of such transfer; (ii) MSCS or the Assignee shall, as a result of such transfer, be required to withhold or deduct on account of a Tax under Section 2(d)(i) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) an amount in excess of that which MSCS would have been required to withhold or deduct in the absence of such transfer, unless the Assignee would be required to make additional payments pursuant to
                  Section 2(d)(i)(4) corresponding to such excess; or (iii) an Event of Default, Potential Event of Default or Termination Event would occur hereunder as a result of such transfer; (y) MSCS shall pay any fees and expenses incurred by or on the part of either party as a result of such transfer; and (z) no such transfer to an Assignee shall occur unless the Rating Agencies confirm that such transfer will not cause the reduction, suspension or withdrawal of their then current rating on any of the Notes, unless such amendment clarifies any term or provision, corrects any inconsistency, cures any ambiguity, or corrects any typographical error in the Agreement.

                  On the Effective Transfer Date, (a) MSCS shall be released from all obligations and liabilities arising under the Transferred Obligations; and (b) the Transferred Obligations shall cease to be Transaction(s) under this Agreement and shall be deemed to be Transaction(s) under the ISDA Master Agreement between Assignee and Counterparty, provided that, if, on the Effective Transfer Date, Assignee and Counterparty have not entered into an ISDA Master Agreement, Assignee and Counterparty shall be deemed to have entered into an ISDA Master Agreement that is substantially identical to this Agreement, including this Schedule. At least ten Business Days prior to any such transfer MSCS shall notify Counterparty in writing of its intent to transfer its rights and delegate its obligations hereunder in accordance with the terms hereof, and shall state in writing that such transfer shall conform to the requirements of this Part 5(e)(iv), whereupon Counterparty shall promptly notify each Rating Agency of such transfer.

         (vi) The Trust Pledge. Notwithstanding Section 7 of this Agreement to the contrary, MSCS acknowledges that the Trust will pledge its rights under this Agreement to the Indenture Trustee (as defined in the Indenture) for the benefit of the Noteholders (as defined in the Indenture) pursuant to the Indenture and agrees to such pledge. The Indenture Trustee shall not be deemed to be a party to this Agreement, provided, however, that the Indenture Trustee, acting on behalf of the holders of the Notes, shall have the right to enforce this Agreement against MSCS. MSCS shall be entitled to rely on any notice or communication from the Indenture Trustee to that effect. MSCS acknowledges that the Trust will pledge substantially all its assets to the Indenture Trustee for the benefit of the Noteholders and MSCS and that all payments hereunder, including payments on early termination, will be made in accordance with the priority of payment provisions of the Indenture and the Sale and Servicing Agreement and on the Payment Dates specified therein.

         (vii) Limited Recourse. The liability of the Trust in relation to this Agreement and any Transaction hereunder is limited in recourse to the assets of the Trust and proceeds thereof applied in accordance with the Indenture and the Sale and Servicing Agreement. With respect to any amounts payable to MSCS by the Trust under this Agreement, such amounts shall be limited to the Total Available Funds as provided in and subject to Section 2.8(a) of the Indenture. Upon exhaustion of the assets of the Trust and proceeds thereof in accordance with the Indenture and the Sale and Servicing Agreement, MSCS shall not be entitled to take any further steps against the Trust to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished. No recourse may be taken for the payment of any amount owing in respect of any obligation of, or claim against, the Trust arising out of or based upon this Agreement or any Transaction hereunder against any holder of a beneficial interest, employee, officer or Affiliate thereof and no recourse shall be taken for the payment of any amount owing in respect of any obligation of, or claim against, the Trust based upon or arising out of this Agreement against the Administrator, the Seller, the Servicer, the Indenture Trustee, the Owner Trustee or any stockholder, holder of a beneficial interest, employee, officer, director, incorporator or Affiliate thereof; provided, however, that the foregoing shall not relieve any such person or entity from any liability they might otherwise have as a result of willful misconduct, bad faith or negligence.

                  In furtherance of and not in derogation of the foregoing, MSCS acknowledges and agrees that it shall have no right, title or interest hereunder in or to the Other Assets of the Seller. To the extent that, notwithstanding the agreements and provisions contained in the preceding paragraph, MSCS either (i) asserts hereunder an interest or claim to, or benefit from, Other Assets, or (ii) is deemed hereunder to have any such interest, claim to, or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Bankruptcy Code or any successor provision having similar effect under the Bankruptcy
                  Code), then MSCS further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full, which, under the terms of the relevant documents relating to the securitization or conveyance of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distributions or application under applicable law, including insolvency laws, and whether or not asserted against the Seller), including the payment of post-petition interest on such other obligations and liabilities. This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. The Trust further acknowledges and agrees that no adequate remedy at law exists for a breach of this Part 5(e)(vii) and the terms of this Part 5(e)(vii) may be enforced by an action for specific performance. The provisions of this Part 5(e)(vii) shall be for the third party benefit of those entitled to rely thereon and shall survive the termination of this Agreement.

         (viii) No Amendment without Prior Confirmation by Rating Agencies. Section 9(b) of this Agreement is hereby amended by adding the following at the end of such
                  Section: ", and unless the Rating Agencies confirm that such amendment will not cause the reduction, suspension or withdrawal of their then current rating on any of the Notes, unless such amendment clarifies any term or provision, corrects any inconsistency, cures any ambiguity, or corrects any typographical error in the Agreement."

         (ix) Consent by MSCS to Amendments to Certain Documents. Before any amendment or supplement is made to the Receivables Transfer and Servicing Agreements or to the Indenture which would adversely affect any of MSCS' rights or obligations under this Agreement or modify the obligations of, or impair the ability of the Trust to fully perform any of the Trust's obligations under, this Agreement, the Trust shall provide MSCS with a copy of the proposed amendment or supplement and shall obtain the consent of MSCS to such amendment or supplement prior to its adoption, which consent shall not be unreasonably withheld; provided that so long as a copy of the proposed amendment or supplement has been delivered in accordance with Section 12 of the Agreement to each of the parties listed in Part 4(a) (Address for Notices) with respect to MSCS and makes clear that MSCS has no longer than ten Business Days to object to such amendment or supplement, MSCS' consent will be deemed to have been given if MSCS does not object in writing within ten Business Days of receipt of a written request for such consent.

         (x) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties to this Agreement; provided, however, that this severability provision shall not be applicable if any provision of Section 1, 2, 5, 6 or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in connection with, any such Section) shall be so held to be invalid or unenforceable.

(g) Waiver of Right to Trial by Jury. Each of the parties hereby irrevocably waives any and all right to a trial by jury with respect to any legal proceeding arising out of or relating to this Agreement or any Transaction.

(h) Limited Transactions. MSCS and the Trust each agrees and acknowledges that the only Transactions that are or will be governed by this Agreement are the Transactions evidenced by the two Confirmations dated the date hereof.

(i) Notices to Noteholders. The Trust shall provide MSCS with copies of all notices required to be given to the holders of the Notes, and upon request, shall provide MSCS with any other notices which could be requested by the holders of the Notes.

(j)      Further Representations of the Trust:

         (i) The Class A-4 Notes are rated "Aaa" by Moody's Investor Services, Inc., "AAA" by S&P and "AAA" by Fitch Ratings as to the timely payment of interest and principal and without regard to third party credit enhancement.

         (ii) All conditions precedent to the issuance of the Notes under the Indenture have been satisfied.

         (iii) Each of the documents to which it is a party has been duly authorized, executed and delivered by it.

         (iv) Assuming the due authorization, execution and delivery thereof by the other parties thereto, each of the Indenture and the other documents to which the Trust is a party constitutes the legal, valid and binding obligations of the Trust, enforceable against the Trust in accordance with the terms thereof, subject to applicable bankruptcy, insolvency and similar laws or legal principles affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

         (v) The Indenture and the other documents to which the Trust is a party are in full force and effect on the date hereof and there have been no amendments or waivers or modifications of any of the terms thereof since the original execution and delivery of the Indenture and the other documents to which the Trust is a party, except such as may have been delivered to the Trust.

         (vi) To the best of its knowledge no event of default or event which would with the passage of time or the giving of notice constitute an event of default has occurred and is continuing under any of the documents to which the Trust is a party.

(k) Immunity of Persons Related to the Trust. No representation or agreement contained in this Agreement shall be deemed to be the covenant or agreement of any trustee, officer, attorney, agent or employee of the Trust, Mitsubishi Motors Credit of America, Inc., any Affiliate thereof or any Credit Support Provider thereof in an individual capacity.

(l) Limitation of Trustee's Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually nor as a party to this Agreement, but solely as Owner Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertakings and agreements herein made on the part of the Trust are made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company, but are made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability of Wilmington Trust Company, individually, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this Agreement and by any person claiming by, through or under such parties and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness of the Trust or expenses of MSCS or the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant, made or undertaken by the Trust under this Agreement.

(m) Netting of Payments. Clause (ii) of Section 2(c) will not apply to any amounts payable with respect to Transactions from the date of this Agreement.

(n) Additional Swap Agreements. The Trust agrees that it will not enter into additional swap agreements (other than any swap agreement in replacement of any Transaction hereunder) without (i) the express prior written consent of MSCS, which consent shall not be unreasonably withheld and (ii) Rating Agency Confirmation.

(o) Notices. Section 12(a) is amended by adding in the third line thereof after the phrase "messaging system" and before the ")" the words, "; provided, however, any such notice or other communication may be given by facsimile transmission if telex is unavailable, no telex number is supplied to the party providing notice, or if answer back confirmation is not received from the party to whom the telex is sent."

(p)      Additional Definitions.

                  "Administration Agreement" shall mean the administration agreement dated as of March 1, 2002, as amended, supplemented or otherwise modified and in effect, by and among the Trust, Mitsubishi Motors Credit of America, Inc., and Bank of
         Tokyo-Mitsubishi Trust Company.

                  "Administrator" shall have the meaning assigned thereto in the Administration Agreement.

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in New York, New York, Wilmington, Delaware or Los Angeles, California are authorized or obligated by law, regulation or executive order to remain closed.

                  "Certificate" means the Certificate issued by the Trust pursuant to the Trust Agreement.

                  "Class A-4 Notes" means the Class A-4 Notes issued by the Trust pursuant to the Indenture.

                  "Closing Date" shall mean March 13, 2002.

                  "Credit Rating" means, with respect to MSCS, the issuer rating of the head office of Morgan Stanley Dean Witter & Co. without regard to whether or not such rating is under review with positive or negative implications.

                  "Fitch" shall mean Fitch, Inc., doing business as Fitch
         Ratings.

                  "Indenture" shall mean the indenture dated as of March 1, 2002, as amended, supplemented or otherwise modified and in effect, between the Trust and Bank of Tokyo-Mitsubishi Trust Company, as Indenture Trustee.

                  "Indenture Trustee" shall mean Bank of Tokyo-Mitsubishi Trust Company, or any successor or replacement thereto pursuant to the Indenture.

                  "MMCA" shall mean Mitsubishi Motors Credit of America, Inc.

                  "Moody's" shall mean Moody's Investors Service, Inc.

                  "Notes" shall mean the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes issued by the Trust pursuant to the Indenture.

                  "Other Assets" shall mean any assets (or interests therein) (other than the receivables and related property conveyed to the Trust pursuant to the Sale and Servicing Agreement) conveyed or purported to be conveyed by the Seller to another Person or Persons other than MSCS, whether by way of a sale, capital contribution or by virtue of the granting of a lien.

                  "Owner Trustee" means Wilmington Trust Company, a Delaware Banking Corporation, not in its individual capacity nor as a principal to this Agreement, but solely as Owner Trustee under the Trust Agreement, its successors in interest and any successor trustee under the Trust Agreement.

                  "Person" shall mean any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

                  "Payment Date" shall mean the 15th day of each month or, if such day is not a Business Day, the immediately following Business Day, commencing July 15, 2002.

                  "Purchase Agreement" shall mean the purchase agreement dated as of March 1, 2002, as from time to time amended, supplemented or otherwise modified and in effect, between Mitsubishi Motors Credit of America, Inc. and MMCA Auto
         Receivables Trust.

                  "Rating Agencies" shall mean Moody's, S&P or Fitch Ratings, or any substitute rating agency that the Seller (as defined in the Indenture) requests to rate the Notes.

                  "Rating Agency Confirmation" means, with respect to any action, that each Rating Agency shall have been given prior written notice thereof and that each of the Rating Agencies shall have notified the Seller, the Servicer, the Indenture Trustee and the Owner Trustee that such action shall not result in a reduction or withdrawal of the then current rating assigned to any Class of Notes.

                   "Receivables Transfer and Servicing Agreements" shall mean collectively the Purchase Agreement, the Sale and Servicing Agreement, the Trust Agreement and the Administration Agreement.

                  "S&P" shall mean Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc.

                  "Sale and Servicing Agreement" shall mean the sale and servicing agreement dated as of March 1, 2002, as amended, supplemented or otherwise modified and in effect, by and among the Trust, MMCA Auto Receivables Trust, as seller, and Mitsubishi Motors Credit of America, Inc., as servicer.

                  "Seller" shall mean MMCA Auto Receivables Trust.

                  "Servicer" means MMCA, in its capacity as Servicer under the Sale and Servicing Agreement and each successor thereto appointed and acting pursuant to the Sale and Servicing Agreement.

                  "Total Available Funds" has the meaning as set forth in the Sale and Servicing Agreement.

                  "Trust Agreement" shall mean the Amended and Restated Trust Agreement dated as of March 1, 2002, as amended, supplemented or otherwise modified and in effect, by and among MMCA Auto Receivables Trust, as depositor, and Wilmington Trust Company, as owner trustee.

                  "Trust Estate" shall mean all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of the Indenture for the benefit of the Noteholders and the Swap Counterparties (including, without limitation, all property and interests granted to the Indenture Trustee), including all proceeds thereof.


         IN WITNESS WHEREOF, the parties have executed this Schedule to the Master Agreement on the respective dates specified below with effect from the date specified on the first page of this document.


MORGAN STANLEY CAPITAL SERVICES INC.            MMCA AUTO OWNER TRUST 2002-1

                                                By:   WILMINGTON TRUST COMPANY,
                                                      not in its individual
                                                      capacity nor as a
                                                      principal to this
                                                      Agreement, but solely as
                                                      Owner Trustee


By: _______________________________             By: ________________________
    Name:                                           Name:
    Title:                                          Title:



                                                                  EXHIBIT A


                          [Form of SWAP GUARANTEE]



                                                             March 13, 2002

MMCA Auto Owner Trust 2002-1
c/o Wilmington Trust Company,
      as Owner Trustee
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890


Ladies and Gentlemen:

         In consideration of that certain ISDA Master Agreement dated as of March 13, 2002 between Morgan Stanley Capital Services Inc., a Delaware corporation (hereinafter "MSCS") and MMCA Auto Owner Trust 2002-1 (hereinafter "Counterparty") (such ISDA Master Agreement, together with each Confirmation exchanged between the parties pursuant thereto, hereinafter the "Agreement"), Morgan Stanley Dean Witter & Co., a Delaware corporation (hereinafter "MSDW"), hereby irrevocably and unconditionally guarantees to Counterparty, with effect from the date of the Agreement, the due and punctual payment of all amounts payable by MSCS under the Agreement when the same shall become due and payable, whether on Scheduled Payment Dates, upon demand, upon declaration of termination or otherwise, in accordance with the terms of the Agreement and giving effect to any applicable grace period. Upon failure of MSCS punctually to pay any such amounts, and upon written demand by Counterparty to MSDW at its address set forth in the signature block of this Guarantee (or to such other address as MSDW may specify in writing), MSDW agrees to pay or cause to be paid such amounts; provided that delay by Counterparty in giving such demand shall in no event affect MSDW's obligations under this Guarantee.

         MSDW hereby agrees that its obligations hereunder shall be unconditional and will not be discharged except by complete payment of the amounts payable under the Agreement, irrespective of any claim as to the Agreement's validity, regularity or enforceability or the lack of authority of MSCS to execute or deliver the Agreement; or any change in or amendment to the Agreement; or any waiver or consent by Counterparty with respect to any provisions thereof; or the absence of any action to enforce the Agreement or the recovery of any judgment against MSCS or of any action to enforce a judgment against MSCS under the Agreement; or any similar circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor generally. MSDW hereby waives diligence, presentment, demand on MSCS for payment or otherwise (except as provided hereinabove), filing of claims, requirement of a prior proceeding against MSCS and protest or notice, except as provided for in the Agreement with respect to amounts payable by MSCS. If at any time payment under the Agreement is rescinded or must be otherwise restored or returned by Counterparty upon the insolvency, bankruptcy or reorganization of MSCS or MSDW or otherwise, MSDW's obligations hereunder with respect to such payment shall be reinstated upon such restoration or return being made by Counterparty.

         MSDW represents to Counterparty as of the date hereof, which representations will be deemed to be repeated by MSDW on each date on which a Transaction is entered into, that:

         (1) it is duly organized and validly existing under the laws of the jurisdiction of its incorporation and has full power and legal right to execute and deliver this Guarantee and to perform the provisions of this Guarantee on its part to be performed;

         (2) its execution, delivery and performance of this Guarantee have been and remain duly authorized by all necessary corporate action and do not contravene any provision of its certificate of incorporation or by-laws or any law, regulation or contractual restriction binding on it or its assets;

         (3) all consents, authorizations, approvals and clearances (including, without limitation, any necessary exchange control approval) and notifications, reports and registrations requisite for its due execution, delivery and performance of this Guarantee have been obtained from or, as the case may be, filed with the relevant governmental authorities having jurisdiction and remain in full force and effect and all conditions thereof have been duly complied with and no other action by, and no notice to or filing with, any governmental authority having jurisdiction is required for such execution, delivery or performance; and

         (4) this Guarantee is its legal, valid and binding obligation enforceable against it in accordance with its terms except as enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights or by general equity principles.

         By accepting this Guarantee and entering into the Agreement, Counterparty agrees that MSDW shall be subrogated to all rights of Counterparty against MSCS in respect of any amounts paid by MSDW pursuant to this Guarantee, provided that MSDW shall be entitled to enforce or to receive any payment arising out of or based upon such right of subrogation only to the extent that it has paid all amounts payable by MSCS under the Agreement.

         This Guarantee shall be governed by and construed in accordance with the laws of the State of New York. All capitalized terms not otherwise defined herein shall have the respective meanings assigned to them in the Agreement.

                                     MORGAN STANLEY DEAN WITTER & CO.


                                     By:___________________________
                                     Name:
                                     Title:
                                     Address:    1585 Broadway
                                                 3rd Floor
                                                 New York, NY  10036
                                     Attention:  Derivative Products Group
                                     Fax No.:    (212) 761-0162



                                                                  EXHIBIT B

                        [Form of SWAP Confirmation]


                                                     [Date]


To:            [                       ]

From:          MMCA Auto Owner Trust 2002-1
               c/o Wilmington Trust Company,
                 as Owner Trustee
               Rodney Square North
               1100 North Market Street
               Wilmington, Delaware 19890-0001
               Attention: Corporate Trust Administration
               Tel:  (302) 651-1834
               Fax:  (302) 651-1576

Re:            Confirmation Relating to [      ] Interest Rate Swap


Ladies and Gentlemen:

         The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between [ ] ("[ ]") and MMCA Auto Owner Trust 2002-1 (the "Trust") on the Trade Date listed below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

         The definitions and provisions contained in the 2000 ISDA Definitions, together with the Annex to the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. For these purposes, all references in those Definitions to a "Transaction" shall be deemed to apply to the Transaction referred to herein. In the event of any inconsistency between the Definitions and this Confirmation, the terms of this Confirmation shall govern.

         This Confirmation supplements, forms part of and is subject to the ISDA Master Agreement dated as of [ ], 2002, as amended and supplemented from time to time (the "Agreement") between you and us. All provisions contained in or incorporated by reference in the Agreement upon its execution will govern this Confirmation except as expressly modified below. In the event of any inconsistency between the provisions of that agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

         The terms of the particular Transaction to which this Confirmation relates are as follows:

Trade Date:                   [                    ].

Effective Date:               [                    ].

Notional Amount:              [The Notional Amount initially shall equal $[
                              ] and for any subsequent Calculation Period shall be equal to the aggregate principal balance of the Class [A- ] Notes on the first day of such Calculation Period. The Trust shall determine the Notional Amount for each Calculation Period and shall inform [ ] of such determination by the 15th day of the calendar month in which such Calculation
                              Period begins; provided, however, unless otherwise agreed, if such notification is not received by the 12th day of the calendar month in which such Calculation Period ends, the Notional Amount for any Calculation
                              Period shall be the amount set forth on the attached Schedule 1.]

Termination Date:             The date on which the aggregate outstanding
                              principal balance of the Class [A- ] Notes has been reduced to zero, or [ ] 15, [ ], whichever is the earlier.


Fixed Amounts:

     Fixed Rate Payer:        The Trust.

     Fixed Rate Payer
     Payment Dates:           The 15th day of each calendar month
                              commencing on [ ], subject to adjustment in accordance with the Following Business Day
                              Convention.

     Period End Date:         The 15th day of each calendar month, with
                              Adjustment.

     Fixed Rate:              [     ]%.

     Fixed Rate
     Day Count Fraction:      30/360.


Floating Amounts:

     Floating Rate Payer:     [     ].

     Floating Rate Payer
     Payment Dates:           The 15th day of each calendar month
                              commencing on [ ], subject to adjustment in accordance with the Following Business Day
                              Convention.

     Period End Date:         The 15th day of each calendar month, with
                              Adjustment.

     Floating Rate Option:    [USD-LIBOR-BBA. Notwithstanding Section 7.1
                              of the Definitions, the Floating Rate shall be determined on the day that is two (2) New
                              York and London Business Days prior to the Reset Date. The rate determined in accordance with the Floating Rate Option shall be rounded, if necessary, to the nearest
                              1/100,000 of 1% (.0000001).]

     Designated Maturity:     [One month.]

     Spread:                  [     ]%.

     Floating Rate
     Day Count Fraction:      Actual/360.

     Reset Dates:             The first day of each Floating Rate Payer
                              Calculation Period.


Business Days:                New York, New York, Wilmington, Delaware and
                              Los Angeles, California.

Account Details

     Payments to [     ]:     [                                   ]

     Payments to the Trust:   [                                   ]

Misc.

     Calculation Agent:       [                                   ].




         Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us.

Best Regards,


MMCA AUTO OWNER TRUST 2002-1

By:    WILMINGTON TRUST COMPANY,
       not in its individual capacity nor
       as a principal to this Agreement,
       but solely as Owner Trustee


By:    ______________________________
       Name:
       Title:


[                             ]


By:    ______________________________
       Name:
       Title:




Class A-4 Swap Confirmation


                                                              March 13, 2002


To:      Morgan Stanley Capital Services Inc.
         1585 Broadway
         New York, New York 10036
         Attention:  Margaret Wong
         Tel:  (212) 761-1359
         Fax:  (212) 761-9662

From:    MMCA Auto Owner Trust 2002-1
         c/o Wilmington Trust Company,
           as Owner Trustee
         Rodney Square North
         1100 North Market Street
         Wilmington, Delaware 19890-0001
         Attention: Corporate Trust Administration
         Tel:  (302) 651-1834
         Fax:  (302) 651-1576

Re: Confirmation Relating to MMCA 2002-1 Class A-4 Notes Interest Rate Swap MSCS Reference:
         MMCA Reference:


Ladies and Gentlemen:

         The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between Morgan Stanley Capital Services Inc. ("MSCS") and MMCA Auto Owner Trust 2002-1 (the "Trust") on the Trade Date listed below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

         The definitions and provisions contained in the 2000 ISDA Definitions, together with the Annex to the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. For these purposes, all references in those Definitions to a "Transaction" shall be deemed to apply to the Transaction referred to herein. In the event of any inconsistency between the Definitions and this Confirmation, the terms of this Confirmation shall govern.

         This Confirmation supplements, forms part of and is subject to the ISDA Master Agreement dated as of March 13, 2002, as amended and supplemented from time to time (the "Agreement") between you and us. All provisions contained in or incorporated by reference in the Agreement upon its execution will govern this Confirmation except as expressly modified below. In the event of any inconsistency between the provisions of that agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

         The terms of the particular Transaction to which this Confirmation relates are as follows:

Trade Date:                     March [   ], 2002.

Effective Date:                 March 13, 2002.

Notional Amount:                The Notional Amount initially shall equal
                                $[ ] and for any subsequent Calculation
                                Period shall be equal to the aggregate
                                principal balance of the Class A-4 Notes on the first day of such Calculation Period.
                                The Trust shall determine the Notional
                                Amount for each Calculation Period and
                                shall notify MSCS of such determination by the 15th day of the calendar month in which such Calculation Period begins; provided, however, unless otherwise agreed, if such notification is not received by the 12th day of the calendar month in which such Calculation Period ends, the Notional
                                Amount for any Calculation Period shall be the amount set forth on the attached
                                Schedule 1.

                                Notional Amount determinations shall be
                                provided to MSCS via telephone to the Fixed
                                Income Derivatives Corporate Desk (as
                                specified below) and confirmed in writing to each of the following:

                                   Fixed Income Derivatives (Corporate Desk)
                                   Attention: Greg Glickman
                                   Tel: (212) 761-2606
                                   Fax: (212) 761-0268

                                   Fixed Income Derivatives (Swaps Trading Desk)
                                   Attention: Andrew Gardner
                                   Tel: (212) 761-0337
                                   Fax: (212) 761-2502

                                   MSCS Operations Contact (see below)

Termination Date:               The date on which the aggregate outstanding
                                principal balance of the Class A-4 Notes has been reduced to zero, or the Fixed Rate
                                Payer Payment Date occurring in [ ],
                                whichever is the earlier.

Fixed Amounts:

     Fixed Rate Payer:          The Trust.

     Fixed Rate Payer
     Payment Dates:             The 15th day of each calendar month
                                commencing on April 15, 2002, subject to adjustment in accordance with the Following
                                Business Day Convention.

     Period End Date:           The 15th day of each calendar month,
                                subject to adjustment in accordance with the Following Business Day Convention.

     Fixed Rate:                [     ]%.

     Fixed Rate
     Day Count Fraction:        30/360.

Floating Amounts:

     Floating Rate Payer:       MSCS.

     Floating Rate Payer
     Payment Dates:             The 15th day of each calendar month
                                commencing on April 15, 2002, subject to adjustment in accordance with the Following
                                Business Day Convention.

     Period End Date:           The 15th day of each calendar month,
                                subject to adjustment in accordance with the Following Business Day Convention.

     Floating Rate Option:      USD-LIBOR-BBA. Notwithstanding Section 7.1
                                of the Definitions, the Floating Rate shall be determined on the day that is two New
                                York and London Business Days prior to the Reset Date. The rate determined in accordance with the Floating Rate Option shall be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001).

     Designated Maturity:       One month.

     Spread:                    [   ]%.

     Floating Rate
     Day Count Fraction:        Actual/360.

     Floating Rate for Initial
     Calculation Period:        [     ]% (excluding spread).

     Reset Dates:               The first day of each Floating Rate Payer
                                Calculation Period.

Business Days:                  New York, New York, Wilmington, Delaware
                                and Los Angeles, California.

Account Details

     Payments to MSCS:          Citibank, New York
                                ABA #: 021000089
                                For: Morgan Stanley Capital Services Inc.
                                Account #: 40724601

     Payments to the Trust:     Bank of Tokyo-Mitsubishi Trust Company
                                New York, NY
                                ABA #: 26009687
                                Account #: 26023814

Misc.

     MSCS Operations Contact:   Jean Barnum
                                Tel: (212) 761-4662
                                Fax: (212) 537-1864

     Calculation Agent:         MSCS.



         Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us.

Best Regards,


MMCA AUTO OWNER TRUST 2002-1

By:   WILMINGTON TRUST COMPANY,
      not in its individual capacity
      nor as a principal to this Agreement,
      but solely as Owner Trustee


By:   _______________________________
      Name:
      Title:


MORGAN STANLEY CAPITAL SERVICES INC.


By:   _______________________________
      Name:
      Title:



                                 SCHEDULE 1

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      Start:             End:        A-4 Notional Balance
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